Investor Presentation December 31, 2021

2 Forward-Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This investor presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) effects of the COVID-19 pandemic, including its effects on the economic environment, our customers and our operations, including due to supply chain disruptions, as well as any changes to federal, state, or local government laws, regulations, or orders in connection with the pandemic; (2) government intervention in the U.S. financial system in response to the COVID-19 pandemic, including the effects of recent legislative, tax, accounting and regulatory actions and reforms; (3) the impact of the COVID-19 pandemic on our financial results, including possible lost revenue and increased expenses (including the cost of capital), as well as possible goodwill impairment charges; (4) the risks of mergers (including with Iowa First Bancshares Corp. ("IOFB"), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (5) credit quality deterioration or pronounced and sustained reduction in real estate market values causing an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (6) the effects of interest rates, including on our net income and the value of our securities portfolio; (7) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (8) fluctuations in the value of our investment securities; (9) governmental monetary and fiscal policies; (10) changes in and uncertainty related to benchmark interest rates used to price loans and deposits, including the expected elimination of LIBOR and the adoption of a substitute; (11) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators; (12) the ability to attract and retain key executives and employees experienced in banking and financial services; (13) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (14) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (15) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (16) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (17) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (18) volatility of rate-sensitive deposits; (19) operational risks, including data processing system failures or fraud; (20) asset/liability matching risks and liquidity risks; (21) the costs, effects and outcomes of existing or future litigation; (22) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business; (23) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (24) war or terrorist activities, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (25) the effects of cyber-attacks; (26) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This investor presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, equity, loan yield (tax equivalent), adjusted return on average assets, return on average tangible, net interest income (tax equivalent), net interest margin (tax equivalent), core noninterest expense, efficiency ratio, overhead ratio, core loans and core commercial loans. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non- GAAP measure to the most comparable GAAP measure is included, as necessary, in the Appendix.

3 Shareholder Value Strategy 4 Credit Risk Profile 19 Financial Performance 23 Company Background 32 Appendix 37 Presentation Index

4 Shareholder Value Strategy

5 Company Overview MidWestOne Financial Group, Inc. is a financial holding company headquartered in Iowa City, Iowa. MidWestOne Financial is the parent company of MidWestOne Bank, which operates banking offices in Iowa, Minnesota, Wisconsin, Florida, and Colorado. Total assets $ 6,025.1 2.55% 8.43 % Total loans held for investment, net 3,245.0 (0.72) (6.81) Total deposits 5,114.5 3.16 12.48 Loan to deposits ratio 63.45% (248) bps (1,313) bps Balance Sheet Equity to assets ratio 8.75% (28) bps (52) bps Tangible common equity ratio (1) 7.49 (22) (33) Tier 1 leverage ratio 8.67 (3) 17 CET1 risk-based capital ratio 9.94 (32) 22 Tier 1 risk-based capital ratio 10.83 (37) 13 Total risk-based capital ratio 13.09 (49) (32) Capital Net interest margin, tax equivalent (1) 2.83% (17) bps (30) bps Cost of total deposits 0.24 (2) (14) Return on average assets 0.95 (16) (27) Return on average tangible equity (1) 13.50 (156) (357) Efficiency ratio (1) 56.74 40 (295) Profitability Nonperforming loans ratio 0.97% (6) bps (26) bps Nonperforming assets ratio 0.53 (5) (28) Net (recovery) charge-off ratio (0.03) 7 (7) Allowance for credit losses ratio 1.50 3 (9) Credit Risk Profile Fiscal Q4.21 Financial Highlights (1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. Note: Financial metrics as of or for the quarter ended December 31, 2021. Change vs. Dollars in millions Q4.21 Q3.21 Q4.20

6 Shareholder Value Strategy Focusing on commercial banking initiatives Enhancing digital banking capabilities Funding with low cost core deposits Growing and deepening customer relationships to earn market share in every community we serve Attracting and retaining talented and productive employees

7 Shareholder Returns $0.6400 $0.6700 $0.7800 $0.8100 $0.8800 $0.9000 1.7% 2.0% 3.1% 2.2% 3.6% 2.8% Common Dividends Per Share Dividend Yield 5 year CAGR - Dividend Yield 2016 2017 2018 2019 2020 2021 $— $0.2500 $0.5000 $0.7500 $1.0000 —% 1.2% 2.4% 3.6% 4.8% $19.73 $21.57 $23.20 $23.81 $26.69 $28.40 $1.78 $1.55 $2.48 $2.93 $0.41 $4.37 Tangible Book Value Per Share (TBV)* Earnings per common share - diluted 5 Year CAGR - TBV 2016 2017 2018 2019 2020 2021 $— $8.00 $16.00 $24.00 $32.00 $— $1.20 $2.40 $3.60 $4.80 *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. MidWestOne is committed to our shareholders. We consistently return competitive dividends and produce overall growth in our dividend yield and tangible book value per share. Cash dividend declaration of $0.2375 per common share in Q1 2022, an increase of 5.6% from the prior quarter. 10.5% 5 year CAGR 7.6% 5 year CAGR

8 Profitability Trends *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. 1.22% 1.59% 1.18% 1.11% 0.95% 1.22% 1.59% 1.18% 1.11% 0.97% ROAA *Adjusted ROAA Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 $16.7 $21.6 $17.3 $16.3 $14.3 $16.7 $21.6 $17.3 $16.3 $14.5 Net Income (Loss) *Adjusted Net Income (Loss) Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 Return on Average Assets Net Income (Loss) in millions $ 0.60% 0.93% 1.04% 0.13% 1.20% 0.60% 0.95% 1.20% 0.74% 1.21% ROAA *Adjusted ROAA 2017 2018 2019 2020 2021 $18.7 $30.4 $43.6 $6.6 $69.5$18.7 $30.9 $50.5 $38.2 $69.7 Net Income *Adjusted Net Income 2017 2018 2019 2020 2021 Return on Average Assets Net Income in millions $ Annual Quarterly

9 Profitability Trends *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. 58.63% 61.23% 57.56% 56.92% 54.65% 2017 2018 2019 2020 2021 5.58% 8.78% 9.65% 1.28% 13.18% 8.07% 11.87% 13.98% 10.80% 16.63% ROAE *ROATE 2017 2018 2019 2020 2021 Return on Average Tangible Equity Efficiency Ratio* 59.69% 50.77% 54.83% 56.34% 56.74% Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 13.15% 17.01% 13.24% 12.00% 10.68% 17.07% 21.52% 16.75% 15.06% 13.50% ROAE *ROATE Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 Return on Average Tangible Equity Efficiency Ratio* Annual Quarterly

10 Compelling Markets Iowa: 34 Banking Offices Minnesota: 12 Banking Offices Wisconsin: 7 Banking Offices Florida: 2 Banking Offices Colorado: 1 Banking Office Diverse + strong rural core deposit base that supports growing metropolitan markets and reduces credit risk Banking Offices as of December 31, 2021

11 Rural Core Deposit Base & Growing Metropolitan Markets Iowa City Des Moines Minneapolis - St. Paul Naples Fort Myers Denver Dubuque National Deposit Market Share Rank 2 29 15 24 26 42 2 201 Deposit Market Share 16.09% 0.62% 0.64% 0.40% 0.27% 0.09% 25.41% 0.03% Median HHI $72,888 $75,962 $92,084 $82,623 $69,042 $95,551 $69,534 $72,465 2022 - 2027 Projected HHI Change 12.91% 7.15% 10.55% 13.34% 12.09% 14.51% 11.09% 12.10% 2022 - 2027 Projected Pop. Growth 4.87% 5.03% 4.53% 5.71% 6.08% 5.47% 2.85% 3.21% November 2021 Unemployment Rate 2.3% 2.6% 2.2% 2.9% 3.5% 4.5% 2.7% 3.9% Source: S&P Capital IQ (Deposit Market Share (June 2021), Median HHI, 2022 - 2027 Projected HHI, and 2022-2027 Projected Population Growth) Source: Bureau of Labor Statistics - November 2021 Unemployment Rate • Significant university, healthcare, and education industries • Market includes a well-known hospital that was ranked #15 on Forbes 2019 America's Best Employers for Women List (University of Iowa Hospital and Clinics) • Ranked by Forbes as One of the Top 25 "The Best Places to Retire in 2021" • Lower unemployment rates and higher projected household income change and population growth than the national rate • Market share leader • Significant healthcare, manufacturing, and retail industries • General Mills was ranked by Forbes as #23 on the 2021 "The Just 100: Companies Doing Right by America" List • Lower unemployment rates and higher projected population growth than the national rate • Opportunity to significantly improve market share • Significant healthcare and retail industries • Ranked #10 by Forbes on their 2021 List "10 States with the Biggest Growths in GDP of 2021" • Lower unemployment rates and higher projected population growth than the national rate • Opportunity to significantly improve market share • Significant healthcare, transportation, and telecommunication industries • Ranked #4 by Forbes on their 2021 List "10 States with the Biggest Growths in GDP of 2021" • Higher projected household income change and population growth than the national rate • Opportunity to significantly improve market share • Significant manufacturing, healthcare, and university industries • Deere & Company was ranked by Forbes as #70 on the 2021 "The Just 100: Companies Doing Right by America" List • Lower unemployment rate than the national rate • Market share leader Iowa City Minneapolis - St. Paul Naples & Fort Myers Denver DubuqueDes Moines • Significant healthcare, manufacturing, and retail industries • Ranked by Forbes as #10 on the "Best Places for Business & Careers" List • Lower unemployment rates and higher projected population growth than the national rate • Opportunity to significantly improve market share

12 Deposit Profile $5.1 billion in Total Deposits at December 31, 2021, with the Core Deposits(1) representing 81.9% of Total Deposits in comparison to $4.5 billion in Total Deposits at December 31, 2020 with Core Deposits(1) representing 81.6% of Total Deposits Deposit Composition 20.0% 20.0% 19.9% 20.2% 19.7% 61.6% 61.3% 61.5% 61.9% 62.3% 18.4% 18.7% 18.6% 17.9% 18.0% Non-Interest Bearing Demand Deposits Interest Checking, Money Market and Savings Time Deposits Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 —% 25.0% 50.0% 75.0% 100.0% Deposit Trends ($000) $4,490 $4,574 $4,875 $4,883 $5,016 0.38% 0.32% 0.28% 0.26% 0.24% Average Deposits Cost of Total Deposits Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 0.08% 0.16% 0.24% 0.32% 0.40% (1) Core deposits is the total of all deposits other than time deposits and non-reciprocal brokered money market deposits.

13 Focused Initiatives in Commercial Banking Named a new Head of Commercial Banking in April 2021 Prioritize revenue-generating activity through the refinement of processes and procedures 2021: Launched a business banking segment 2022: Expanding targeted, score- based business banking segment Implemented standardized goals and a revised incentive plan for commercial bankers Investing in tools that will improve our treasury management and online banking platforms and streamline our commercial lending process New leadership in our Twin Cities Region with a proven track record of success in the market

14 Commercial Loan Portfolio Commercial and Industrial, 33% Agricultural, 4% Construction & Development, 6% Farmland, 5%Multifamily, 9% CRE-Other, 42% (1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. (2) Annualized Linked Quarter Commercial Loan Growth (Decline), Excluding PPP. (3) Portfolio Highlights are as of December 31, 2021. (4) Excludes loans with $0 outstanding. Commercial Loan Portfolio Mix December 31, 2021 5.78% (12.99)% 9.01% 5.00% 5.48% Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 Commercial Loan Growth (Decline), Ex PPP(1)(2) Portfolio Highlights(3) • Commercial loan portfolio represents 84% of loans held for investment • Average amount funded of $828 thousand(4) • Well diversified by industry type and geography

15 Expanding and Enhancing our Digital Capabilities Customers expect complete digital accessibility to manage their financial life. We intend to meet these demands with continued investment in financial technology to improve the customer experience and streamline internal processes. *Note: 2022-2023 dates are expected roll-out. Zelle P2P Payments Modernized Online Deposit Account Platform Online Consumer Loan Application Platform Real-Time Account Alerts 2019 PPP Loan Origination Platform + DocuSign Launched Open Architecture Digital Banking Platform Enhanced Electronic & Paper Account Statements 2020 Mobile App Performance Enhancements (improving responsiveness, streamlining mobile deposits, additional personalization for users) Improved Online Banking Platform and Commercial Lending Process (incorporate multi-bank reporting within the treasury management platform, additional applications of DocuSign for commercial lending and additional customizations and customer experience enhancements added as part of the online banking upgrade) Contactless Chip Cards (enhancing payment security and convenience) 2021 Enhancements to Positive Pay Service (adding payee matching functionality and streamlining Positive Pay processing) Cloud-Based Construction Lending Platform (streamlining construction lending process for customers and lenders) Piloting AI-Based Sales Recommendation Engine for Front- Line Retail Bankers 2022* Virtual Service Delivery Platform Implementation (includes an integrated chat, call center, and video conferencing solution, as well as automated routing and chatbot functionality) Digital Banking Experience Enhancements (faster funds availability, enhanced digital account opening platform, treasury management platform and retail platform upgrades) New Commercial Loan Origination System Late 2022 - Early 2023*

16 Digital and Branch Banking Trends 76% 78% 79% 80% 80%80% 81% 82% 82% 83% Retail Commercial Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 (1) Represents the change in total digital interactions in Q4.21 compared to Q4.20 (2) Total digital includes mobile and online/desktop. (3) Digital penetration is based upon the total number of checking accounts available via mobile and online divided by the total number of checking accounts. (4) Total number of Bill Pay or Zelle P2P payments submitted during the reporting period. Customer Interactions 47% 40% 12% 1% Mobile Logins Online/Desktop Logins Branch/Teller Transactions Service Center Calls 87% Digital(2) 89,589 87,697 6,791 9,201 Bill Pay Payments Zelle Payments Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 81,600 86,400 91,200 6,400 8,000 9,600 Increase in total digital interactions of 4%(1) Digital Penetration %(3) Retail Payments(4)

17 Leadership within the Community 1,981 2,420 3,198 12,518 5,170 5,947 2016 2017 2018 2019 2020 2021 $684,829 $894,836 $871,683 $1,102,512 $1,253,707 $1,119,498 2016 2017 2018 2019 2020 2021 $49,570 $60,527 $67,487 $66,695 $70,375 $72,726 2016 2017 2018 2019 2020 2021 Company GivingVolunteer Hours Employee Giving

18 Why MidWestOne? Commitment to shareholders through consistent dividend increases and, when appropriate, share repurchases. Attractive metropolitan markets that enhance growth opportunity Diversified loan portfolio with geographic diversity which reduces credit risk Focus on the expansion and enhancement of our digital capabilities Giving back to our local communities by encouraging employees to volunteer and also by providing monetary support CommitmentGrowth Diversification Technology Community MidWestOne's Commitment Leads to Shareholder Returns

19 Credit Risk Profile

20 Asset Quality Allowance for Credit Losses Ratio and Net Charge-Off Ratio 0.04% 0.04% 0.05% (0.10)% (0.03)% 1.59% 1.51% 1.44% 1.47% 1.50% Net Charge-off Ratio Allowance for Credit Losses Ratio Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 Nonperforming Loans and Assets Ratios 1.23% 1.32% 1.24% 1.03% 0.97% 0.81% 0.80% 0.73% 0.58% 0.53% Nonperforming loans ratio Nonperforming assets ratio Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 Foreclosed assets, net, 1% Agricultural, 7% Commercial and industrial, 12% Construction & development, 2% Farmland, 17% Multifamily, 3% CRE-Other, 52% One-to-four family first liens, 4% One-to-four family junior liens, 2% Consumer, 0% Nonperforming Assets Composition December 31, 2021

21 Change in ACL $47,900 $(255) $533 $522 $48,700 Beginning Balance (Q3.21) Charge-offs Recoveries Credit loss expense related to loans Ending Balance (Q4.21) $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Allowance for Credit Losses ($ in thousands) $55,500 $(2,332) $2,768 $(7,236) $48,700 Beginning Balance (2020) Charge-offs Recoveries Credit loss expense related to loans Ending Balance (2021) $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Allowance for Credit Losses ($ in thousands) Reflects the additional reserve taken primarily to support loan growth Reflects overall improvements in the economic forecast and stabilization of the credit risk profile.

22 PPP Loans December 31, 2021 September 30, 2021 Round 1 Round 2 Total Round 1 Round 2 Total Dollars in millions # $ # $ # $ # $ # $ # $ Total PPP Loans Funded 2,681 348.5 2,175 149.3 4,856 497.8 2,681 348.5 2,175 149.3 4,856 497.8 PPP Loan Forgiveness(1) 2,609 334.2 2,009 122.4 4,618 456.6 2,478 323.7 1,514 72.9 3,992 396.6 Outstanding PPP Loans(2) 53 5.6 164 25.2 217 30.8 184 16.3 661 73.1 845 89.4 (1) Excluded from the PPP Loan Forgiveness is $9.3 million as of December 31, 2021 and $9.1 million as of September 30, 2021 of PPP loans that were paid off by the borrower prior to forgiveness or through the SBA PPP loan guarantee. (2) Outstanding loans are presented net of unearned income. December 31, 2021 September 30, 2021 Dollars in millions Round 1 Round 2 Total Round 1 Round 2 Total Unearned Income $— $0.9 $0.9 $0.1 $2.8 $2.9 Paycheck Protection Program Loans

23 Financial Performance

24 Fourth Quarter and Full Year 2021 Summary(2) 4th Quarter Summary • Net income of $14.3 million, or $0.91 per diluted common share. ◦ Total revenue, net of interest expense, of $50.0 million. ◦ Credit loss expense of $0.6 million. ◦ Noninterest expense of $30.4 million. • Excluding Paycheck Protection Program ("PPP") loans, commercial loans were $2.68 billion, as compared to $2.64 billion2, an increase of 5.5% annualized. • Efficiency ratio was 56.74%2, an increase of 40 basis points ("bps") from the linked quarter. • Nonperforming assets ratio declined 5 bps to 0.53% and the net charge-off ratio was a recovery of 3 bps. • Average total deposits were $5.0 billion, as compared to $4.9 billion for the linked quarter, an increase of 2.7%, while cost of average total deposits decreased 2 bps to 0.24% and cost of funds decreased 2 bps to 0.35%. Full Year Summary • Record net income of $69.5 million, or $4.37 per diluted common share. • Book value and tangible book value per share grew 4.6% and 6.4%2, respectively. • Return on average equity and return on average tangible equity of 13.18% and 16.63%2, respectively. • Net charge-off ratio was a recovery of 1 basis point. • Efficiency ratio was 54.65%2, a decline of 227 bps from the prior year. (1) Non-GAAP Measure. See the appendix for Non-GAAP financial measures. (2) Fourth Quarter and Full Year 2021 Summary compares to the linked quarter (September 30, 2021) or the full year 2020, respectively, unless otherwise noted. (3) All dollars are presented in millions, unless otherwise noted. $80.1 $83.2 $117.5 $149.9 $116.6 $118.4 $31.5 2.49% 2.47% 2.44% 2.17% 1.92% Core Noninterest Expense Goodwill Impairment Overhead Ratio 2017 2018 2019 2020 2021 $126.5 $128.5 $174.9 $191.6 $198.7 Net Interest Income Noninterest Income 2017 2018 2019 2020 2021 (1)(1) Revenue Growth(3) Improved Expense Management(3)

25 Net Interest Income $40.2 $39.8 $39.7 $41.5 $40.0 3.13% 3.10% 2.88% 3.00% 2.83% Net Interest Income (tax equivalent)* Net Interest Margin (tax equivalent)* Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 $ in millions *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. $108.8 $107.8 $146.9 $157.2 $160.93.81% 3.60% 3.82% 3.30% 2.95% Net Interest Income (tax equivalent)* Net Interest Margin (tax equivalent)* 2017 2018 2019 2020 2021 Annual Quarterly

26 Loan Portfolio Commercial and Industrial, 28% Agricultural, 3% Construction & Development, 5% Farmland, 4% Multifamily, 8% CRE-Other, 35% One-to-four family first liens, 10% One-to-four family junior liens, 4% Consumer, 2% $3,561 $3,430 $3,397 $3,357 $3,269 4.33% 4.38% 4.16% 4.33% 4.15% Average Loans Yield on Loans, tax equivalent Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 (1) Average loans reported are in millions of dollars. (2) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. Loan PerformanceLoan Portfolio Mix December 31, 2021 (2)(1)

27 Noninterest Income ($ 00 0s ) $10,626 $11,824 $10,218 $9,182 $11,229 Investment services and trust activities Service charges and fees Card revenue Loan revenue Bank-owned life insurance Other Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 $— $2,500 $5,000 $7,500 $10,000 $12,500 ($ 00 0s ) $22,751 $23,215 $31,246 $38,620 $42,453 Investment services and trust activities Service charges and fees Card revenue Loan revenue Bank-owned life insurance Other 2017 2018 2019 2020 2021 $— $10,000 $20,000 $30,000 $40,000 $50,000 Annual Quarterly

28 Noninterest Expense *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. ($ 00 0s ) $31,915 $27,700 $28,670 $29,778 $30,444 2.21% 1.92% 1.87% 1.95% 1.94% Compensation and employee benefits Non-compensation Expenses Goodwill impairment Merger-related Expenses Overhead Ratio* Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 $— $10,000 $20,000 $30,000 $40,000 ($ 00 0s ) $80,123 $83,215 $117,535 $149,893 $116,592 2.49% 2.47% 2.44% 2.17% 1.92% Compensation and employee benefits Non-compensation Expenses Goodwill impairment Merger-related Expenses Overhead Ratio* 2017 2018 2019 2020 2021 $— $40,000 $80,000 $120,000 $160,000 Annual Quarterly

29 Wealth Management $1.0 $0.9 $2.4 $2.4 $2.8 2017 2018 2019 2020 2021 $— $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Investment Services and Trust Activity Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $4.9 $5.0 $8.0 $9.6 $11.7 2017 2018 2019 2020 2021 $— $2.5 $5.0 $7.5 $10.0 $12.5 Wealth Management Assets Under Administration

30 Strong Liquidity Position 76.58% 70.04% 69.48% 65.93% 63.45% Q4.20 Q1.21 Q2.21 Q3.21 Q4.21 62.50% 65.00% 67.50% 70.00% 72.50% 75.00% 77.50% Loans to Deposits Ratio Balance Sheet dollars in millions Cash and Cash Equivalents (1) $203.8 Unpledged Securities $1,703.4 Projected Investment Cash Flow: 3-Months $90.2 6-Months $179.9 1-Year $292.5 (1) Comprised of cash and due from banks, interest-bearing deposits, and federal funds sold. Off-Balance Sheet dollars in millions Available Federal Fund Lines $155.0 Unused FHLB Borrowing Capacity $472.6 FHLB Collateral Capacity $519.2 Brokered Deposit Capacity > $200 Discount Window Capacity $60.2 December 31, 2021 December 31, 2021

31 Capital Adequacy 8.41% 8.78% 8.50% 7.82% 7.49% TCE / TA (%)* 2017 2018 2019 2020 2021 9.48% 9.73% 9.48% 8.50% 8.67% Tier 1 Leverage Ratio (%) Well Capitalized 2017 2018 2019 2020 2021 12.00% 12.23% 11.34% 13.41% 13.09% Total Capital Ratio (%) Well Capitalized 2017 2018 2019 2020 2021 10.07% 10.32% 9.46% 9.72% 9.94% 10.96% 11.18% 10.47% 10.70% 10.83% CET1 Risk-Based Ratio (%) Tier 1 Capital Ratio (%) CET1 Risk-Based Well Capitalized Tier 1 Capital Well Capitalized 2017 2018 2019 2020 2021 *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. Tangible Common Equity Ratio (%) Tier 1 Leverage Ratio (%) CET1 Risk-Based and Tier 1 Risk-Based Capital Ratios (%) Total Risk-Based Capital Ratio (%) 5% 6.5% 8% 10%

32 Company Background

33 Corporate History 56 branches across 5 state footprint 2021/2022 Pending Merger of Iowa First Bancshares Corp. expected to close in late Q1 or early Q2 2022

34 Our Mission and Our Operating Principles Take care of our customers … and those that should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are not only the inspiration of our organization, but the purpose behind our existence. Our history is their history. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Take good care of our customers ◦ Hire and retain excellent employees ◦ Always conduct yourself with the utmost integrity ◦ Work as one team ◦ Learn constantly so we can continually improve

35 Embrace Our Culture to Drive Brand Equity Our brand is built on the foundation of our culture, which drives the behaviors and actions of our employees in support of our mission statement: To take good care of our customers and those that should be We do this one relationship at a time - it's about caring. "Very friendly and a nice bank, not to mention cookies and all kinds of coffee, etc." – Dennis O. Fort Myers, FL "Jean is wonderful in the drive thru...well all the girls are!! It's amazing they know you by name...always helpful and provide the most top notch customer service." – Erin S. South St. Paul, MN "Best bank for service, great people and importantly, long on patience, as they professionally explain and answer any financial questions." – Michael L.. Chisago City, MN "Recently opened an account here and I have never had better service at any financial institution ever. Highly recommend banking here." – Thread Chemistry T-shirts. West Des Moines, IA

36 Capital Management & Historical Growth To ta l A ss et s ($ )B ) $1.8 $3.0 $3.1 $3.2 $3.3 $4.7 $5.6 $6.0 1.7 3.2 1.2 1.4 10.29% 7.34% 7.52% 8.41% 8.78% 8.50% 7.82% 7.49% Organic Acquired Assets TCE / TA (%)* 2014 2015 2016 2017 2018 2019 2020 2021 $0.0 $1.5 $3.0 $4.5 $6.0 $7.5 ATBancorp Central Bancshares, Inc. July 2020: Successfully completed the private placement of $65.0 million of subordinated notes, of which $63.75 million have been exchanged for subordinated notes registered under the Securities Act of 1933. May 2021: Redeemed, in whole, $10.9 million of subordinated debentures assumed upon the acquisition of ATBancorp on May 1, 2019. December 2021: Strategically repurchased 395,540 shares of common stock, with a total cost of $11.6 million under the current and prior repurchase programs through the year-ending December 31, 2021. *Non-GAAP Measure. See the appendix for Non-GAAP financial measures.

37 Appendix

38 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio December 31, 2014 2015 2016 2017 2018 2019 2020 2021 dollars in thousands Total shareholders' equity $ 192,731 $ 296,179 $ 305,456 $ 340,304 $ 357,067 $ 508,982 $ 515,250 $ 527,475 Intangible assets, net (8,259) (83,689) (79,825) (76,700) (74,529) (124,136) (87,719) (82,362) Tangible common equity $ 184,472 $ 212,490 $ 225,631 $ 263,604 $ 282,538 $ 384,846 $ 427,531 $ 445,113 Total assets $ 1,800,302 $ 2,979,975 $ 3,079,575 $ 3,212,271 $ 3,291,480 $ 4,653,573 $ 5,556,648 $ 6,025,128 Intangible assets, net (8,259) (83,689) (79,825) (76,700) (74,529) (124,136) (87,719) (82,362) Tangible assets $ 1,792,043 $ 2,896,286 $ 2,999,750 $ 3,135,571 $ 3,216,951 $ 4,529,437 $ 5,468,929 $ 5,942,766 Book value per share $ 23.07 $ 25.96 $ 26.71 $ 27.85 $ 29.32 $ 31.49 $ 32.17 $ 33.66 Tangible book value per share (1) $ 22.08 $ 18.63 $ 19.73 $ 21.57 $ 23.20 $ 23.81 $ 26.69 $ 28.40 Shares outstanding 8,355,666 11,408,773 11,436,360 12,219,611 12,180,015 16,162,176 16,016,780 15,671,147 Tangible common equity ratio (2) 10.29% 7.34% 7.52% 8.41% 8.78% 8.50% 7.82% 7.49% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 dollars in thousands Loan interest income, including fees $ 38,239 $ 36,542 $ 34,736 $ 36,115 $ 33,643 Tax equivalent adjustment (1) 556 531 519 507 548 Tax equivalent loan interest income $ 38,795 $ 37,073 $ 35,255 $ 36,622 $ 34,191 Yield on loans, tax equivalent (2) 4.33% 4.38% 4.16% 4.33% 4.15 % Average Loans $ 3,560,632 $ 3,429,746 $ 3,396,575 $ 3,356,680 $ 3,268,783 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

39 Non-GAAP Financial Measures Return on Average Assets and Return on Average Tangible Equity December 31, For the Three Months Ended 2017 2018 2019 2020 2021 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 dollars in thousands Net (loss) income $ 18,699 $ 30,351 $ 43,630 $ 6,623 $ 69,486 $ 16,710 $ 21,648 $ 17,271 $ 16,311 $ 14,256 Merger related expenses, net (1) — 598 6,847 46 224 — — — — 224 Goodwill impairment — — — 31,500 — — — — — — Adjusted net (loss) income $ 18,699 $ 30,949 $ 50,477 $ 38,169 $ 69,710 $ 16,710 $ 21,648 $ 17,271 $ 16,311 $ 14,480 Net (loss) income $ 18,699 $ 30,351 $ 43,630 $ 6,623 $ 69,486 $ 16,710 $ 21,648 $ 17,271 $ 16,311 $ 14,256 Intangible amortization, net of tax (1) 2,031 1,722 4,430 5,232 4,018 1,177 1,130 1,006 948 934 Goodwill impairment — — — 31,500 — — — — — — Tangible net (loss) income $ 20,730 $ 32,073 $ 48,060 $ 43,355 $ 73,504 $ 17,887 $ 22,778 $ 18,277 $ 17,259 $ 15,190 Average shareholders' equity $ 334,966 $ 345,734 $ 452,018 $ 515,455 $ 527,036 $ 505,506 $ 516,239 $ 523,242 $ 539,052 $ 529,336 Average intangible assets, net (78,159) (75,531) (108,242) (113,978) (84,927) (88,543) (86,961) (85,518) (84,288) (82,990) Average tangible equity $ 256,807 $ 270,203 $ 343,776 $ 401,477 $ 442,109 $ 416,963 $ 429,278 $ 437,724 $ 454,764 $ 446,346 Average Assets $ 3,097,496 $ 3,249,718 $ 4,201,040 $ 5,135,841 $ 5,780,556 $ 5,457,939 $ 5,520,304 $ 5,851,736 $ 5,811,228 $ 5,934,076 Return on Average Assets 0.60% 0.93% 1.04% 0.13% 1.20% 1.22% 1.59% 1.18% 1.11% 0.95 % Adjusted Return on Average Assets (3) 0.60% 0.95% 1.20% 0.74% 1.21% 1.22% 1.59% 1.18% 1.11% 0.97 % Return on average equity 5.58% 8.78% 9.65% 1.28% 13.18% 13.15% 17.01% 13.24% 12.00% 10.68 % Return on average tangible equity (2) 8.07% 11.87% 13.98% 10.80% 16.63% 17.07% 21.52% 16.75% 15.06% 13.50% (1) The combined income tax rate utilized was 25% for 2018-2021 years and 35% for 2017. (2) Annualized tangible net (loss) income divided by average tangible equity. (3) Adjusted net income divided by average assets.

40 Non-GAAP Financial Measures Net Interest Income, Tax Equivalent / Net Interest Margin, Tax Equivalent December 31, For the Three Months Ended 2017 2018 2019 2020 2021 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 dollars in thousands Net interest Income $ 103,781 $ 105,268 $ 143,650 $ 152,964 $ 156,281 $ 39,037 $ 38,617 $ 38,505 $ 40,340 $ 38,819 Tax equivalent adjustments: Loans (1) 1,730 1,040 1,785 2,096 2,105 556 531 519 507 548 Securities (1) 3,297 1,515 1,481 2,136 2,521 651 648 647 615 611 Net Interest Income, tax equivalent $ 108,808 $ 107,823 $ 146,916 $ 157,196 $ 160,907 $ 40,244 $ 39,796 $ 39,671 $ 41,462 $ 39,978 Average interest earning assets $ 2,853,830 $ 2,994,088 $ 3,848,275 $ 4,765,154 $ 5,455,777 $ 5,117,669 $ 5,198,789 $ 5,522,427 $ 5,489,917 $ 5,607,117 Net interest margin, tax equivalent (2) 3.81% 3.60% 3.82% 3.30% 2.95% 3.13% 3.10% 2.88% 3.00% 2.83% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets. Core Noninterest Expense 2017 2018 2019 2020 2021 dollars in thousands Total Noninterest Expense $ 80,123 $ 83,215 $ 117,535 $ 149,893 $ 116,592 Less: Goodwill impairment — — — 31,500 — Core Noninterest Expense $ 80,123 $ 83,215 $ 117,535 $ 118,393 $ 116,592

41 Non-GAAP Financial Measures Efficiency Ratio December 31, For the Three Months Ended 2017 2018 2019 2020 2021 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 dollars in thousands Total noninterest expense $ 80,123 $ 83,215 $ 117,535 $ 149,893 $ 116,592 $ 31,915 $ 27,700 $ 28,670 $ 29,778 $ 30,444 Amortization of intangibles (3,125) (2,296) (5,906) (6,976) (5,357) (1,569) (1,507) (1,341) (1,264) (1,245) Merger-related expenses — (797) (9,130) (61) (224) — — — — (224) Goodwill impairment — — — (31,500) — — — — — — Noninterest expense used for efficiency ratio $ 76,998 $ 80,122 $ 102,499 $ 111,356 $ 111,011 $ 30,346 $ 26,193 $ 27,329 $ 28,514 $ 28,975 Net interest income, tax equivalent (1) $ 108,808 $ 107,823 $ 146,916 $ 157,196 $ 160,907 $ 40,244 $ 39,796 $ 39,671 $ 41,462 $ 39,978 Noninterest income 22,751 23,215 31,246 38,620 42,453 10,626 11,824 10,218 9,182 11,229 Investment securities gains, net (241) (193) (90) (184) (242) (30) (27) (42) (36) (137) Net revenues used for efficiency ratio $ 131,318 $ 130,845 $ 178,072 $ 195,632 $ 203,118 $ 50,840 $ 51,593 $ 49,847 $ 50,608 $ 51,070 Efficiency ratio 58.63% 61.23% 57.56% 56.92% 54.65% 59.69% 50.77% 54.83% 56.34% 56.74% (1) The federal statutory tax rate utilized was 21%. Overhead Ratio For the Three Months Ended 2017 2018 2019 2020 2021 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 dollars in thousands Total noninterest expense $ 80,123 $ 83,215 $ 117,535 $ 149,893 $ 116,592 $ 31,915 $ 27,700 $ 28,670 $ 29,778 $ 30,444 Amortization of intangibles (3,125) (2,296) (5,907) (6,976) (5,357) (1,569) (1,507) (1,341) (1,264) (1,245) Merger-related expenses — (797) (9,130) (61) (224) — — — — (224) Goodwill impairment — — — (31,500) — — — — — — Noninterest expense used for overhead ratio $ 76,998 $ 80,122 $ 102,498 $ 111,356 $ 111,011 $ 30,346 $ 26,193 $ 27,329 $ 28,514 $ 28,975 Average Assets $ 3,097,496 $ 3,249,718 $ 4,201,040 $ 5,135,841 $ 5,780,556 $ 5,457,939 $ 5,520,304 $ 5,851,736 $ 5,811,228 $ 5,934,076 Overhead ratio 2.49% 2.47% 2.44% 2.17% 1.92% 2.21% 1.92% 1.87% 1.95% 1.94%

42 Non-GAAP Financial Measures Core Loans / Core Commercial Loans December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 dollars in thousands Commercial loans: Commercial and industrial $ 1,055,488 $ 993,770 $ 982,092 $ 927,258 $ 902,314 Agricultural 116,392 117,099 107,834 106,356 103,417 Commercial real estate 1,732,361 1,693,592 1,705,789 1,699,358 1,704,541 Total commercial loans $ 2,904,241 $ 2,804,461 $ 2,795,715 $ 2,732,972 $ 2,710,272 Consumer loans: Residential real estate $ 499,106 $ 474,433 $ 468,581 $ 468,136 $ 466,322 Other consumer 78,876 $ 79,267 $ 65,860 $ 67,536 $ 68,418 Total consumer loans $ 577,982 $ 553,700 $ 534,441 $ 535,672 $ 534,740 Loans held for investment, net of unearned income $ 3,482,223 $ 3,358,161 $ 3,330,156 $ 3,268,644 $ 3,245,012 PPP loans $ 259,260 $ 248,682 $ 184,390 $ 89,354 $ 30,841 Core loans(1) $ 3,222,963 $ 3,109,479 $ 3,145,766 $ 3,179,290 $ 3,214,171 Core commercial loans(2) $ 2,644,981 $ 2,555,779 $ 2,611,325 $ 2,643,618 $ 2,679,431 (1) Core loans are calculated as loans held for investment, net of unearned income less PPP loans. (2) Core commercial loans are calculated as total commercial loans less PPP loans.